UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ANAVEX LIFE SCIENCES CORP.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ANAVEX LIFE SCIENCES CORP.
27 Marathonos Avenue
Athens, Greece 15351

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 28, 2010

Dear Stockholder:

Our annual meeting of stockholders will be held on Wednesday, April 28, 2010, at 6:30 p.m., Greece time, at Hilton Athens, 46 Vassilissis Sofias Avenue, Athens, 11528, Greece for the following purposes:

1.	To elect Harvey Lalach, Alison Ayers, Cameron Durrant and David Tousley as the directors of our company;

2.	To ratify the appointment of BDO Dunwoody LLP as our independent registered public accounting firm; and

3.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on March 22, 2010 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you complete, date, sign, and return the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

/s/ Harvey Lalach
Harvey Lalach
President

March 29, 2010

ANAVEX LIFE SCIENCES CORP.
27 Marathonos Avenue
Athens, Greece 15351

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 28, 2010

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The board of directors of Anavex Life Sciences Corp. (“we”, “us”, or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held on Wednesday, April 28, 2010, at 6:30 p.m., Greece time, at Hilton Athens, 46 Vassilissis Sofias Avenue, Athens, 11528, Greece or at any adjournment of the annual meeting. These materials are expected to be first sent or given to our stockholders on or about April 7, 2010.

What is included in these materials?

These materials include:

  the notice of the annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the fiscal year ended September 30, 2009, as filed with the Securities and Exchange Commission on December 24, 2009.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on April 28, 2010

This proxy statement and our annual report on Form 10-K for the fiscal year ended September 30, 2009 are also available at http://www.anavex.com/2010proxyinformation.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual meeting?

Our stockholders will vote on:

  the election of directors; and
  the ratification of appointment of our independent registered public accounting firm.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting in person to vote your shares. Even if you do not plan to attend the annual meeting, please complete, sign and return your proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on March 22, 2010 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the annual meeting.

As of the record date, 21,062,932 shares of our common stock were issued and outstanding and, therefore, a total of 21,062,932 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual meeting or by proxy.

  To vote in person, come to the annual meeting, and we will give you a ballot when you arrive.

  you do not wish to vote in person or you will not be attend the annual meeting, you may vote by proxy. Please complete, date, sign, and return by mail the enclosed proxy card to the offices of our transfer agent, Nevada Agency and Transfer Company, at 50 West Liberty Street, Suite 880, Reno, NV 89501, Attn: Mary Ramsey. To be represented at the annual meeting, the enclosed proxy must be deposited at the offices of our transfer agent at least 48 hours (excluding Saturdays, Sundays, and holidays) before the annual meeting or be presented at the annual meeting.

If you hold your shares in “street name” and:

  you wish to vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting.

  If you do not wish to vote in person or if you will not be attend the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, complete, date, sign, and return each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

The vote of the holders of a majority of the stock having voting power present in person or represented by proxy will be sufficient to elect directors or to approve a proposal.

  For the election of directors, each nominee who receives more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as a director. There is no cumulative voting in the election of directors.

  For the ratification of the appointment of the independent registered public accounting firm, to be approved, the proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for the directors. Votes that are abstained will be counted towards the vote total for the election of directors and thus will have the same effect as “Against” votes. Broker non-votes, if any, will not be counted towards the vote total for the election of directors and thus have no effect on the outcome of the vote on the election of directors.

For the ratification of the appointment of the independent registered public accounting firm, you may vote “For”, “Against”, or “Abstain” for the proposal. Votes that are abstained will be counted towards the vote total for the proposal and thus have the same effect as “Against” votes. Broker non-votes, if any, will not be counted towards the vote total for the proposal and thus have no effect on the outcome of the vote on this proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit a signed proxy card without specifying how you want to vote your shares, the proxy holders will vote your shares in the manner recommended by our board of directors on all proposals.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if holders of at least one third of the stock issued and outstanding and entitled to vote at the annual meeting as of the record date are present in person or represented by proxy. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly submit a valid proxy card by mail or present in person at the annual meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the stockholders entitled to vote at the annual meeting, present in person or represented by proxy will have power to adjourn the annual meeting from time to time until a quorum will be present.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

  “For” the election of all nominees for directors; and

  “For” the ratification of the appointment of the independent registered public accounting firm.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, after revoking your proxy, you may vote again on a later date by signing and returning a new proxy card with a later date or by attending the annual meeting in person. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. If you are a stockholder of record, you may revoke your proxy by doing any one of the following:

  You may submit another proxy card with a later date;

  You may send a written notice that you are revoking your proxy to us at Anavex Life Sciences Corp., 27 Marathonos Avenue, Athens, 15351, Greece, Attention: President before the date of the annual meeting;

  You may attend the annual meeting and vote in person.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual meeting?

You may call us at +1 250 764 9701 if you want to obtain information or directions to be able to attend the annual meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the annual meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for their services other than their regular salaries.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

CURRENCY

Unless otherwise specified, all dollar amounts are expressed in United States dollars

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth, as of March 22, 2010, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

In the following tables, we have determined the number and percentage of shares beneficially owned in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 based on information provided to us by our controlling stockholder, executive officers and directors, and this information does not necessarily indicate beneficial ownership for any other purpose. In determining the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we include any shares as to which the person has sole or shared voting power or investment power, as well as any shares subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days.

Security Ownership of Certain Beneficial Owners

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class [1]
Common Stock	Athanasios Skarpelos 2, Place du Port Geneva, Switzerland CH 1204	6,725,832 Direct	32.01%
Common Stock	WMA Wealth Management Advisors SA 2 Place du Port Geneve CH1204 Switzerland	1,110,000 Direct	5.26%

Security Ownership of Management

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class [1]
Common Stock	Harvey Lalach 4837 Canyon Ridge Crescent Kelowna, British Columbia Canada	750,000 [2] Direct	3.45%
Common Stock	Alexandre Vamvakides 3, Cite De L’alma Paris, France	Nil	Nil
Common Stock	George Kalkanis 20 Efklodou Street Athens, Greece 10442	910,000 Direct	4.15%
Common Stock	Cameron Durrant #90 Fairmount Road West Califon, NJ 07830-3330	850,000 [3] Direct	3.89%
Common Stock	Alison Ayers 27 O’Connor Circle West Orange, NJ 07052	150,000 [4] Direct	0.71%

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class [1]
Common Stock	David Tousley 14610 Pawnee Lane Leawood, KS 66224	150,000 [5] Direct	0.71%
Common Stock	Dr. Herve de Kergrohen 22 Chemin Du Nantet Collonge-Bellerive CH 1245 Switzerland	Nil	Nil
	Directors & Executive Officers as a group (7 persons)	2,810,000	11.80%

1 Percentage of ownership is based on 21,062,932 shares of our common stock issued and outstanding as of March 22, 2010. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
2 Includes 600,000 shares of common stock and 150,000 vested stock options.
3Includes 900,000 vested stock options and 50,000 stock options exercisable within 60 days.
4 Includes 150,000 vested stock options.
5 Includes 150,000 vested stock options.

Changes in Control

We are unaware of any contract or other arrangement, the operation of which may at a subsequent date result in a change of control of our company.

PROPOSAL 1
ELECTION OF DIRECTORS

Our board of directors consists of four directors. Our board of directors is to be elected at our annual meeting and each director elected is to hold office until his or her successor is elected and qualified.

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the four nominees named below.

Our board of directors recommends that you vote FOR the nominees.

Name	Position Held with Our Company	Age	Date First Elected or Appointed
Harvey Lalach	President, Chief Financial Officer, Secretary and Director	44	April 25, 2006
Cameron Durrant	Director and Executive Chairman	49	December 17, 2007
Alison Ayers	Director	57	May 20, 2008
David Tousley	Director	54	June 3, 2008

Business Experience

The following is a brief account of the education and business experience of the above nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Harvey Lalach

For the past 22 years Mr. Lalach has been involved in various aspects of the securities industry. From 1986 through to 1997 he was involved in various roles in financial institutions starting at the Vancouver Stock Exchange and later working in securities related roles for BMO Nesbitt Burns and TD Bank. For the past 10 years Mr. Lalach has focused on the operation and administration of numerous start-up US and Canadian public companies serving as both director and officer in various capacities. Most recently Mr. Lalach served as President and CEO for Assure Energy, Inc. (OTCBB: ASUR) and Quarry Oil & Gas Corp. (TSXV: QUC). Throughout his career, Mr. Lalach has gained extensive experience in the management and governance of listed public companies.

We believe Mr. Lalach is qualified to serve on our board of directors because of his knowledge of our company’s history and current operations, which he gained from serving as our President, Chief Financial Officer and a director of our company, in addition to his business experiences described above.

Cameron Durrant

Mr. Durrant is a former Worldwide Vice President, Virology Global Strategic Marketing for Johnson + Johnson (NYSE: JNJ). Dr. Durrant was President and CEO of Pediamed Pharmaceuticals, Inc. Dr. Durrant’s background also includes executive-level positions with Merck & Co. (NYSE: MRK), Glaxo Smith Kline PLL (NYSE GSK) and Pharmacia Healthcare Ltd. (now Pfizer Inc. (NYSE: PFE)). Dr. Durrant was a regional winner and national finalist for Ernst & Young’s Entrepreneur of the Year award in 2005. Dr. Durrant holds a MBA from Henley Management College at Oxford and a MB and BCh (equivalent to American MD degree) from the Welsh National School of Medicine in Cardiff, U.K.

We believe Mr. Durrant is qualified to serve on our board of directors because of his knowledge of our company’s history and current operations, which he gained from being a director of our company since December 17, 2007, in addition to his education and business experiences described above.

Alison Ayers

Ms. Ayers is the current Worldwide Commercial Head for Oncology for Pfizer Inc. (NYSE: PFE). She is a member of the leadership team that develops Pfizer’s oncology strategic plan and which manages the portfolio, including asset prioritization, development planning, strategic and investment decisions including licensing and acquisitions.

Previously, Ms. Ayers was Commercial Head, Infectious Disease, Worldwide Marketing for Pfizer, responsible for strategic leadership for the company’s infectious disease portfolio. Under her leadership, Pfizer’s infectious disease portfolio exceeded $3 billion in sales in 2005, with two compounds achieving sales growth of 20-30%.

Before joining Pfizer Ms. Ayers was Vice President of Portfolio Management for Pharmacia Healthcare Ltd, where she developed and implemented strategies to maximize earnings from the company’s complex global $2.5 billion diversified products portfolio, which is comprised of more than 600 mature, non-promoted products. In her earlier role as Vice President, Commercial Development, Oncology for Pharmacia, Ms. Ayers was responsible for providing commercial leadership for the company’s oncology pipeline, and held a pivotal role in the acquisition of biotech company Sugen, which delivered Pfizer’s leading angiogenesis inhibitor, Sutent. Pharmacia was acquired by Pfizer in 2003.

Ms. Ayers’ background also includes senior positions in business and product planning for numerous bioscience and pharmaceutical companies, including Merck & Co. (NYSE: MRK), The Health Care Group, U.S. Bioscience, Inc. (Amex: UBS), Bristol-Myers Squibb Co. (NYSE: BMY) and Lederle Laboratories. She holds a Master of Science with distinction in biopharmacy and a Diploma in Business Studies, both from the University of London, UK, as well as a Bachelor of Science with honors in physiology and biochemistry from the University of Southampton, UK.

We believe Ms. Ayers is qualified to serve on our board of directors because of her knowledge of our company’s history and current operations, which she gained from being a director of our company since May 20, 2008, in addition to her education and business experiences described above.

David Tousley

Mr. Tousley has over 25 years of senior-level experience in biotech, specialty pharmaceuticals and full-phase pharmaceutical companies. He has held the position of President, COO and CFO at companies including airPharma, PediaMed Pharmaceuticals, Inc., AVAX Technologies Inc. (AVXT.OB), and Pasteur, Merieux, Connaught, (known today as Sanofi-Pasteur SA). During his career, Mr. Tousley has led all aspects of operations, including pharmaceutical development, in both the private and public company environment. His accomplishments include the raising over $90 million in debt and equity financings and he has led key business development activities, including joint ventures, partnerships, acquisitions and divestitures in the U.S., Europe and Australia.

Mr. Tousley currently serves as a director of ImmunoGenetix Therapeutics, Inc, a biotech company that is developing advanced DNA immunotherapies for HIV infection. He holds an MBA in accounting from Rutgers Graduate School of Business and a B.A. in English from Rutgers College, both in New Jersey. Mr. Tousley belongs to the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

We believe Mr. Tousley is qualified to serve on our board of directors because of his knowledge of our company’s history and current operations, which he gained from being a director of our company since June 3, 2008, in addition to his education and business experiences described above.

Certain Significant Employees

Our significant employees, their age, positions held, and duration of such and a brief description of the background and business experience for the past five years are as follows:

Name	Position Held with Our Company	Age	Date First Appointed
Alexandre Vamvakides	Chief Scientific Officer	70	January 27, 2007
George Kalkanis	VP Strategic Planning	43	February 8, 2007

Dr. Herve de Kergrohen was our chief executive officer from June 19, 2009 to March 1, 2010. Dr. de Kergrohen is no longer employed by our company.

Alexandre Vamvakides

Dr. Vamvakides has spent 30 years in research focusing on the therapeutic/pharmacological areas of nootropes, anti-neurodegenerative (anti-Alzheimer), antiepileptic, antidepressive, and prototype molecules. During his career, Dr. Vamvakides has been published over 80 times in highly respected Medical/Scientific journals. In the past 30 years, Dr. Vamvakides has pioneered his expertise at the Institut National de la Sante et de la Recherche Medicale (INSERM) in Paris France, at the University of Athens (Greece), Ciba-Geigy (Basel, Switzerland) and Sanofi (Montpellier, France), and many other research laboratories throughout Europe for the discovery and development of new concepts in the therapeutic areas of Central Nervous System, oncology and anti-inflammatory diseases.

Dr. Vamvakides holds a M.Sc. in Chemistry from Bordeaux University, France, a M.Sc. in Pharmacology, a M.Sc. in Biochemistry and a Ph.D. in Molecular Pharmacology all from the University of Paris Medical School.

George Kalkanis

Mr. Kalkanis has over 15 years experience in the area of Business Analysis. His expertise is in analyzing information from various sources and developing intelligent models that provide assessments in order to support managerial business decision making. In the Pharmaceutical sector Dr. Kalkanis has provided Business Forecasting and Marketing analysis solutions to Pharmaceutical Companies in Greece, such as Novartis Inc. (NYSE: NVS) and Boehringer Ingelheim GmbH. Dr. Kalkanis holds Masters and Doctorate Degrees from the University of Manchester (UK) in the areas of Information engineering, Computation and Applied Statistics.

CORPORATE GOVERNANCE

Meetings

During the fiscal year ended September 30, 2009, our board of directors did not hold a meeting. All proceedings of our board of directors were conducted by resolutions consented to in writing by all of the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes as valid and effective as if they had been passed at a meeting of the directors duly called and held.

We encourage all incumbent directors and nominees for election as director to attend our annual meeting of stockholders. Three directors attended our annual meeting of stockholders on April 8, 2009.

Committees of the Board of Directors

Audit Committee and Audit Committee Financial Expert

We have an audit committee, comprised of two directors, Harvey Lalach and David Tousley. During the fiscal year ended September 30, 2009, our audit committee did not hold a meeting. We have adopted an audit committee charter, a copy of which is attached as an appendix “A” to this proxy statement. The audit committee represents our board of directors in discharging its responsibility relating to the accounting, reporting and financial practices of our company, and has general responsibility for oversight of internal controls, accounting and audit activities and legal compliance of our company. However, the audit committee’s function is one of oversight only and does not relieve our management of its responsibilities for preparing financial statements which accurately and fairly present our financial results and conditions or the responsibilities of the independent registered public accounting firm relating to the audit or review of financial statements. Currently David Tousley is considered as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, and is Chairman of the audit committee.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, our audit committee reviewed the audited financial statements in the annual report on Form 10-K for the year ended September 30, 2009, with management including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Our audit committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgments as to our accounting principles and such other matters as are required to be discussed with our audit committee under auditing standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed results of the independent registered public accounting firm’s examination of the financial statements. In addition, our audit committee discussed with the independent registered public accounting firm its independence from management and our company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” Our audit committee also considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the year ended September 30, 2009, filed with the Securities and Exchange Commission.

Members of the Audit Committee

Harvey Lalach	David Tousley

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating Committee

We have a nominating committee, comprised of two directors, Harvey Lalach and David Tousley. Our board of directors has not adopted a charter for the nominating committee. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. Our board of directors does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because we believe that, at this stage of our development, a specific nominating policy would be premature and of little assistance until our business operations are at a more advanced level. There are no specific, minimum qualifications that our board of directors believes must be met by a candidate recommended by our board of directors. The process of identifying and evaluating nominees for director typically begins with our board of directors soliciting professional firms with whom we have an existing business relationship, such as law firms, accounting firms or financial advisory firms, for suitable candidates to serve as directors. It is followed by our board of directors’ review of the candidates’ resumes and interview of candidates. Based on the information gathered, our board of directors then makes a decision on whether to recommend the candidates as nominees for director. We do not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominee.

Compensation Committee

We do not have standing compensation committee, or committee performing similar functions. Our board of directors believes that it is not necessary to have a standing compensation committee at this time because the functions of such committee are adequately performed by our board of directors. Our board of directors has not adopted a charter for the compensation committee. We have not hired any compensation consultants to determine or recommend the amount or form of executive and director compensation.

Director Independence

Under NASDAQ Rule 5605(a)(2), a director is not considered to be independent if he or she is also an executive officer or employee of the company or accepted any compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence.

We determined that Harvey Lalach and Cameron Durrant are not independent as that term is defined by NASDAQ 5605(a)(2) because Mr. Lalach is our President and Chief Financial Officer and Mr. Durrant has received certain considerations for providing certain management and consulting services. We determined that Alison Ayers and David Tousley are independent as that term is defined by NASDAQ Rule 5605(a)(2).

Board Leadership Structure

The positions of our principal executive officer and the chairman of our board of directors are served by two individuals. Cameron Durrant is our current Executive Chairman and a director of our company. Harvey Lalach is our President, Chief Financial Officer, Secretary and a director of our company. Because of the separation of those functions to two individuals, we have determined that the leadership structure of our board of directors is appropriate, especially given the early stage of our development and the size of our company.

Our board of directors provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or executive officer or any associate of any such director or officer is a party adverse to our company or has a material interest adverse to our company.

No director or executive officer has been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Terms of Office

Our directors are to be elected at our annual meeting and each director elected is to hold office until his or her successor is elected and qualified. Our board of directors may remove our officers at any time.

Code of Ethics

We have adopted a code of ethics in compliance with Item 406 of Regulation S-K that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We undertake herewith to provide by mail to any person without charge, upon request, a copy of such code of ethics if we receive the request in writing by mail to Anavex Life Sciences Corp., 27 Marathonos Avenue, Athens, 15351, Greece, Attention: President.

Stockholder Communications with the Board of Directors

Our company does not have a formal procedure for stockholder communication with our board of directors. In general, members of our board of directors and executive officers are accessible by telephone or mail. Any matter intended for our board of directors, or for any individual member or members of our board of directors, should be directed to the President with a request to forward the communication to the intended recipient.

Transactions with related persons

Other than as disclosed below and elsewhere, there has been no transaction, since October 1, 2007, or currently proposed transaction, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a director or indirect material interest.

(i)	Any of our directors or officers;

(ii)	Any person proposed as a nominee for election as a director;

(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; and

(v)	Any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

On May 15, 2008, we terminated the services of Panos Kontzalis, our former Chief Executive Officer and agreed to a severance package consisting of the issuance of 65,000 shares of our common stock. In addition, we issued a promissory note payable to him in the amount of $200,000. This promissory note was without interest and had specified repayment terms. We repaid $100,000 in accordance with the repayment terms. On February 12, 2010, we settled the $100,000 balance owing by issuing 49,505 shares of our common stock to him.

Compensation of Executive Officers and Directors

For information regarding compensation of our executive officers and directors, please see “Executive Compensation.”

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers, directors, and greater than 10% stockholders filed the required reports in a timely manner, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Cameron Durrant	1	2	N/A
Athanasios Skarpelos	1	3	N/A

EXECUTIVE COMPENSATION

Summary Compensation

The particulars of compensation paid to the following persons:

  our principal executive officer;

  each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended September 30, 2008 who had total compensation exceeding $100,000; and

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, of our years ended September 30, 2009 and 2008 are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Herve de Kergrohen(1) Former Chief Executive Officer	2009 2008	$67,452 N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	$67,452 N/A
Harvey Lalach(2) President, CFO and Secretary	2009 2008	$150,000 $111,500	Nil Nil	Nil Nil	$113,785 $264,694	Nil Nil	Nil Nil	Nil Nil	$263,785 $376,194
Alexandre Vamvakides(3) Chief Scientific Officer	2009 2008	$215,565 $113,382	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$215,565 $113,382
George Kalkanis(4) VP Strategic Planning	2009 2008	$28,000 $90,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$28,000 $90,000

(1) Dr. de Kergrohen was appointed as our Chief Executive Officer and one of our directors on June 16, 2009. Dr. de Kergrohen was terminated as our Chief Executive Officer on March 1, 2010.

(2) Mr. Lalach was appointed President, CFO and Secretary on April 25, 2006. The fair value of the options granted to Harvey Lalach during the fiscal year ended September 30, 2008 was $378,675 of which $264,694 was expensed as stock-based compensation during the fiscal year ended September 30, 2008 and $113,785 was expensed as stock-based compensation during the year ended September 30, 2009.

(3) Dr. Vamvakides was appointed Chief Scientific Officer on January 31, 2007.

(4) Mr. Kalkanis was appointed VP Strategic Planning on February 8, 2007. Our contract with Mr. Kalkanis expired on January 31, 2009, but he still makes himself available to assist our company.

(5) Details of our stock-based compensation arrangements, including the assumptions used in calculating the fair value of our share based awards, are disclosed in footnote 8 to our financial statements for the year ended September 30, 2009.

Employment or Consulting Agreements

Alexandre Vamvakides

We have a collaboration agreement with Alexandre Vamvakides dated February 1, 2007 to provide the services of a Chief Scientific Officer and to acquire property for the development of a new drug compound including three patents and one patent application. Pursuant to the agreement, we agreed to the following:

(a)	invest a minimum of $200,000 every fiscal year into scientific research;

(b)	hire the Chief Scientific Officer as a consultant to carry out our research and development program at $6,000 per month;

(c)	pay to the director 6% of the net income earned from the exploitation of the patent and patent application; and

(d)	disburse a one-time payment to the director an amount of $72,000 before December 31, 2007 as consideration for the transfer of the patents and the patent application, which has been paid.

The agreement is in force until terminated by either Mr. Vamvakides or our company. During the fiscal year ended September 30, 2008, we agreed to increase the compensation of Mr. Vamvakides to 7,000 Euros per month.

On October 19, 2009 we signed a stock option agreement with Alexandre Vamvakides which amended the June 11, 2009 stock option agreement to include vesting provisions. All other terms of the June 11, 2009 stock option agreement remain unchanged. Pursuant to the stock option agreement, we granted to Mr. Vamvakides options to purchase 500,000 shares of our common stock at an exercise price of $2.50 per share until June 11, 2014. The options vest as to 100,000 per compound entered into Phase II trial.

Cameron Durrant

On May 20, 2008, we entered into a consulting agreement with Cameron Durrant to provide certain management and consulting services to our company. Consideration for his services included:

(a)	the issuance of 200,000 shares of common stock to be paid installments of 25,000 shares every quarter;

(b)	the issuance of 400,000 stock options exercisable at $5.25 per share for a period of three years, subject to vesting provisions; and

(c)	a payment of a finders fee for any financing our company receives in the amount of 4% on the first $100,000,000 and 2% on the balance.

On May 14, 2009, we signed an amended consulting agreement with Cameron Durrant, whereby the consideration of 200,000 common shares to be paid in installments of 25,000 common shares every quarter was replaced with a grant of 400,000 options at an exercise price of $2.50 per share until May 12, 2014 and vest as follows:

(a)	200,000 options upon the execution of the amended consulting agreement;

(b)	50,000 options on August 14, 2009

(c)	50,000 options on November 14, 2009

(d)	50,000 options on February 14, 2010

(e)	50,000 options on May 14, 2010

Mr. Durrant received 75,000 shares of common stock pursuant to the consulting agreement dated May 20, 2008 and subsequently returned these 75,000 shares to our company for cancellation as a result of the award modification.

On January 2, 2010 we signed a 2nd amended consulting agreement with Cameron Durrant, whereby we retained the services of Mr. Durrant as our Executive Chairman commencing as of January 2, 2010. In consideration of Mr. Durrant’s services, we agreed to pay him a monthly fee of $25,000, paid every month, effective which equates to $300,000 base over the course of one year. We agreed to pay this base amount gross every calendar month. The term of this agreement is for a period of two years commencing on January 2, 2010 and expiring on January 1, 2012.

Harvey Lalach

We have a consulting agreement dated February 1, 2007 with Harvey Lalach to provide management services to our company for consideration of $7,000 per month. The contract had a two year term, and has been extend for an additional two year term expiring January 31, 2011. During the fiscal year ended September 30, 2008, we agreed to increase the compensation of Mr. Lalach to $12,500 per month.

Dr. Herve de Kergrohen

On June 16, 2009, we appointed Dr. Herve de Kergrohen as our Chief Executive Officer pursuant to a consulting agreement effective June 12, 2009. In return for acting as Chief Executive Officer, we agreed to pay Dr. de Kergrohen the following consideration:

(a)	pay a consulting fee at the rate CHF 35,000 per month;

(b)	pay an incentive bonus of CHF 100,000 on the annual anniversary of the term of the agreement;

(c)

grant 700,000 stock options exercisable at $2.25 per option until June 12, 2014; 233,334 options vest on June 12, 2010; 233,333 options vest when one or more compounds enter Phase 2 trial; and 233,333 vest when one or more compounds enter Phase 3 trial;

(d)

pay a 4% finders bonus on up to the first $100 million and a 2% finders bonus on any amounts that exceed $100 million of any funding (joint-venture, licensing, and/or drug development funding) or trade sale secured from non-investment banking enterprises as a direct result of introduction and closing by Dr. de Kergrohen; and

(e)

reimburse any reasonable business expenses incurred in performing duties and promoting the business of our company, including, but not limited to, travel and lodging expenses, following presentation of documentation in accordance with our business expense reimbursement policies.

The agreement was for a period of two years and either party could terminate the agreement by providing the other party with 60 days written notice. The consulting agreement was terminated on March 1, 2010 and Dr. de Kergrohen is no longer employed by our company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer and director certain information concerning the outstanding equity awards as of September 30, 2009.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards : Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards : Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Dr. Herve de Kergrohen(1)	Nil	Nil	700,000	$2.50	June 12, 2014	Nil	Nil	Nil	Nil
Harvey Lalach	150,000	Nil	150,000	$5.00	June 3, 2013	Nil	Nil	Nil	Nil
George Kalkanis	Nil	Nil	150,000	$3.00	Feb 8, 2017	Nil	Nil	Nil	Nil
Alison Ayers	150,000	Nil	150,000	$5.00	June 3, 2013	Nil	Nil	Nil	Nil
Cameron Durrant	400,000 250,000 150,000	Nil Nil Nil	Nil 150,000 Nil	$5.25 $2.50 $3.85	May 20, 2011 May 12, 2012 Dec 12, 2012	Nil	Nil	Nil	Nil
David Tousley	150,000	Nil	Nil	$5.00	June 3, 2013	Nil	Nil	Nil	Nil
Alexandre Vamvakides	Nil	Nil	500,000	$2.50	June11, 2014	Nil	Nil	Nil	Nil

(1) Dr. de Kergrohen was terminated as our Chief Executive Officer on March 1, 2010.

We have not adopted any other equity compensation plan other than our 2007 Stock Option Plan.

Compensation of Directors

The table below shows the compensation of our directors who were not our named executive officers for the fiscal years ended September 30, 2009 and 2008:

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Cameron Durrant (1)	2009 2008	Nil Nil	Nil Nil	$556,177 $256,954	Nil Nil	Nil Nil	Nil Nil	$556,177 $256,954
Alison Ayers (2)	2009 2008	Nil Nil	Nil Nil	$113,785 $264,694	Nil Nil	Nil Nil	Nil Nil	$120,100 $264,694
David Tousley(3)	2009 2008	Nil Nil	Nil Nil	$113,785 $264,694	Nil Nil	Nil Nil	Nil Nil	$120,100 $264,694
Panos Kontzalis(4)	2009 2008	Nil $167,000	Nil $340,600	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil $539,600

(1)

Cameron Durrant was granted options during the year ended September 30, 2009 having a fair value of $525,500 of which $503,021 was expensed as stock based compensation during the year and was granted options during the year ended September 30, 2008 having a fair value of $309,910 of which $52,956 was expensed as stock based compensation during the year ended September 30, 2009 and $256,954 was expensed as stock based compensation during the year ended September 30, 2008.

(2)

Alison Ayers was granted options during the year ended September 30, 2008 having a fair value of $378,479 of which $113,785 was expensed as stock based compensation during the year ended September 30, 2009 and $264,694 was expensed as stock based compensation during the year ended September 30, 2008.

(3)

David Tousley was granted options during the year ended September 30, 2008 having a fair value of $378,479 of which $113,785 was expensed as stock based compensation during the year ended September 30, 2009 and $264,694 was expensed as stock based compensation during the year ended September 30, 2008.

(4)	Dr. Kontzalis resigned from our company on May 20, 2008.

(5)

Details of our stock-based compensation arrangements, including the assumptions used in calculating the fair value of our share based awards, are disclosed in footnote 8 to our financial statements for the year ended September 30, 2009.

We reimburse our directors for expenses incurred in connection with attending board meetings. We have not paid any director’s fees or other cash compensation for services rendered as a director since our inception to September 30, 2009.

During the fiscal year ended September 30, 2009, there were no standard or other arrangements pursuant to which any of our directors were compensated for services provided in their capacity as directors.

We currently have no formal plan for compensating our directors for their services in their capacity as directors, although we may elect to issue stock options to such persons in the future. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Our board of directors is asking our stockholders to ratify the appointment of BDO Dunwoody LLP as our independent registered public accounting firm.

Stockholder ratification of the appointment of BDO Dunwoody LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of BDO Dunwoody to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the board of directors will reconsider whether or not to retain the firm. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Our board of directors has reviewed with BDO Dunwoody LLP, whether the services provided by it are compatible with maintaining its independence. Representatives of BDO Dunwoody LLP are not expected to be present at the annual meeting.

Our board of directors recommends that you vote FOR the ratification of the appointment of BDO Dunwoody LLP, as our independent registered public accounting firm.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On January 21, 2008, Amisano Hanson, resigned as our independent registered public accounting firm as a result of its merger with BDO Dunwoody LLP.

The report of Amisano Hanson regarding our financial statements for the fiscal years ended September 30, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements for the years ended September 30, 2007 and 2006 contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern. During the years ended September 2007 and 2006 and during the period from September 30, 2007 through January 21, 2008, the date of resignation, there were no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amisano Hanson would have caused it to make reference to such disagreements in its reports.

Concurrent with the resignation of Amisano Hanson, we engaged BDO Dunwoody LLP, as our independent registered public accounting firm. Prior to engaging BDO Dunwoody LLP, we did not consult with BDO Dunwoody LLP regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by BDO Dunwoody LLP on our financial statements, and BDO Dunwoody LLP did not provide any written or oral advice that was an important factor considered by our company in reaching a decision as to any such accounting, auditing or financial reporting issue. The engagement of BDO Dunwoody LLP was approved by our board of directors.

Fees Paid to Our Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed or expected to be billed to our company for professional services rendered by our independent registered public accounting firms, for the fiscal years ended September 30, 2009 and 2008:

Fees	2009	2008

Audit fees	$ 80,838	$ 58,511
Audit related fees	Nil	Nil
Tax fees	$ 3,850	Nil
All other fees	Nil	Nil
Total Fees	$ 84,688	$ 58,511

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and other services that are normally provided by BDO Dunwoody LLP for the fiscal years ended September 30, 2009 and 2008, in connection with statutory and regulatory filings or engagements.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

Our audit committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our audit committee before the respective services were rendered.

Our audit committee has considered the nature and amount of fees billed by BDO Dunwoody LLP and believes that the provision of services for activities unrelated to the audit was compatible with maintaining BDO Dunwoody LLP’s independence.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting other than elections to office.

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single proxy statement annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

STOCKHOLDER PROPOSALS

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than November 29, 2010. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of the previous year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to Anavex Life Sciences Corp., 27 Marathonos Avenue, Athens, 15351, Greece, Attention: President.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with certain Canadian securities regulatory authorities and with the Securities and Exchange Commission in the United States. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission’s website at www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at www.sedar.com.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting.

By Order of the Board of Directors

/s/ Harvey Lalach
Harvey Lalach
President

March 29, 2010

APPENDIX “A”
ANAVEX LIFE SCIENCES CORP.

AUDIT COMMITTEE CHARTER

     The following Audit Committee Charter was adopted by the Audit Committee of the Board of Directors and the Board of Directors of Anavex Life Sciences Corp. (the “Company”):

1. Members. The Board of Directors will appoint an Audit Committee of at least one (1) member or such other number as the Board of Directors determines from time to time. The Board will attempt to appoint at least one “independent” director of the Board. The Audit Committee will designate one member as chairperson of the Audit Committee (the “Audit Committee Chair”). “Independent” means a director who meets the definition of “independence” under the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the stock exchange or trading market upon which the Company’s shares are listed or quoted for trading, as determined by the Board of Directors.

At least one member of the Audit Committee must be financially sophisticated and shall have past employment experience in finance or accounting, requisite professional certification in accounting or other financial experience or background, as determined by the Board of Directors. Each other member of the Audit Committee must be financially literate and be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, as determined by the Board of Directors. Members of the Audit Committee may receive fees from the Company as permitted by rules of the SEC and the stock exchange or trading market upon which the Company’s shares are listed for trading. Each appointed member of the Audit Committee shall be subject to annual reconfirmation and may be removed by the Board of Directors at any time.

2. Purposes, Duties, and Responsibilities. The Audit Committee represents the Board of Directors in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries, and has general responsibility for oversight of internal controls, accounting and audit activities and legal compliance of the Company and its subsidiaries. However, the Audit Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and conditions or the responsibilities of the independent accountants relating to the audit or review of financial statements. Specifically, the Audit Committee will:

(a)

have the authority with respect to the appointment, retention or discharge of the independent public accountants as auditors of the Company who perform the annual audit in accordance with applicable securities laws, which accountants shall be ultimately accountable to the Board of Directors through the Audit Committee;

(b)

review with the independent accountants the scope of the audit and the results of the annual audit examination by the independent accountants and any reports of the independent accountants with respect to reviews of interim financial statements;

(c)

review information, including written statements from the independent accountants, concerning any relationships between the auditors and the Company or any other relationships that may adversely affect the independence of the auditors and assess the independence of the outside auditor;

(d)

review and discuss with management and the independent auditors the Company’s annual audited financial statements, including a discussion with the auditors of their judgments as to the quality of the Company’s accounting principles;

1

(e)

review the services to be provided by the independent auditors to assure that the independent auditors do not undertake any engagement for services for the Company that would constitute prohibited services under SEC rules or under the rules of any stock exchange or trading market on which the Company’s shares are listed for trading, or could be viewed as compromising the auditor’s independence;

(f)

review with management and the independent auditors the results of any significant matters identified as a result of the independent auditors’ interim review procedures prior to the filing of each Form l0-QSB or as soon thereafter as possible; provided that the Audit Committee Chair may perform this function on behalf of the Audit Committee, but the Audit Committee will endeavor to meet quarterly to review the Form 10-QSB;

(g)	review the annual program for the Company’s internal audits, if any, and review audit reports submitted by the internal auditing staff, if any;

(h)	periodically review the adequacy of the Company’s internal controls;

(i)

review changes in the accounting policies of the Company and accounting and financial reporting proposals that are provided by the independent accountants that may have a significant impact on the Company’s financial reports, and make comments on the foregoing to the Board of Directors;

(j)	oversee and review annually the Company’s Code of Business Conduct and Ethics and Compliance Program;

(k)	periodically Review the adequacy of the Audit Committee Charter;

(l)	make reports and recommendations to the Board of Directors within the scope of its functions;

(m)	approve material contracts where the Board of Directors determines that it has a conflict;

(n)	establish procedures for receipt, retention and treatment of complaints received by the company regarding the audit or accounting matters;

(o)

where unanimously considered necessary by the Audit Committee, engage independent counsel and/or other advisors at the Company’s expense to advise on material issues affecting the Company, which the Audit Committee considers are not appropriate for the full board;

(p)	satisfy itself that management put into place procedures that facilitate compliance with the disclosure and financial reporting controls provisions of applicable securities laws and regulation;

(q)	review all loans to officers; and

(r)

review and monitor all related party transactions which may be entered into by the Company as required by rules of the Stock exchange or trading market upon which the Company’s shares are listed for trading.

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3. Meetings. The Audit Committee will, where possible, meet on a regular basis at least once every quarter, and will hold special meetings as it deems necessary or appropriate in its judgment. However, the Audit Committee may meet at any time that the independent accountants believe that communication to the Committee is required. Meetings may be held in person or telephonically, and shall be at such times and places as the Audit Committee determines. As it deems appropriate, but not less than once each year, the Audit Committee will meet in private session with the independent accountants. The majority of the members of the Audit Committee constitute a quorum and shall be empowered to act on behalf of the Audit Committee.

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ANAVEX LIFE SCIENCES CORP.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 28, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Anavex Life Sciences Corp. (the “Company”) hereby appoints Harvey Lalach and Cameron Durrant, and each of them, as the proxies, each with the power to appoint his/her substitute, and authorizes them to represent and to vote, as designated below, all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual meeting of stockholders of the Company to be held on April 28, 2010 at 6:30 p.m., Greece time, at Hilton Athens, 46 Vassilissis Sofias Avenue, Athens, 11528, Greece and any adjournment thereof, on the matters, set forth below:

The Board of Directors of the Company recommends a vote “For” Proposal 1, election of all director nominees, and “For” Proposal 2, ratification of the appointment of BDO Dunwoody LLP as the independent registered public accounting firm of the Company.

		For	Against	Abstain
1.	To elect as a director of the Company:
	Harvey Lalach	[ ]	[ ]	[ ]
	Alison Ayers	[ ]	[ ]	[ ]
	Cameron Durrant	[ ]	[ ]	[ ]
	David Tousley	[ ]	[ ]	[ ]

2.	To ratify the appointment of BDO Dunwoody LLP as the
	independent registered public accounting firm of the Company	[ ]	[ ]	[ ]

This proxy, when properly executed, will be voted as directed by the undersigned stockholder. If no such directions are made, this proxy will be voted for every item listed above.

This proxy card is valid only when signed and dated.

Dated:___________________, 2010

Name	Certificate Number (if Available)

Signature	Number of Shares

Signature if shares held jointly

Please date this proxy and sign your name as it appears on your stock certificates. When shares are held jointly, both owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please complete, date, sign, and return by mail this proxy card promptly to:

Nevada Agency and Transfer Company
50 West Liberty Street, Suite 880
Reno, NV 89501
Attn: Mary Ramsey